UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 24, 2023

ENTRAVISION COMMUNICATIONS CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-15997	95-4783236
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2425 Olympic Boulevard Suite 6000 West
Santa Monica, California		90404
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 310 447-3870

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	EVC	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Director

On October 24, 2023, Juan Saldívar von Wuthenau, a member of the board of directors (the "Board") of Entravision Communications Corporation (the "Company"), notified the Company of his decision to resign as a director of the Board, effective immediately. Mr. Saldívar's decision to resign was not the result of any dispute or disagreement with the Company on any matter relating to the Company's operations, policies or practices.

Appointment of Directors

On October 24, 2023, the Board approved an increase in the size of the Board from seven to eight directors and, upon the unanimous recommendation of the Company's nominating and corporate governance committee, appointed Michael Christenson and Lara Sweet as members of the Board to fill both vacancies. Each of Mr. Christenson and Ms. Sweet was appointed to serve until the 2024 annual meeting of the stockholders and until their successors are duly elected and qualified. Additionally, Ms. Sweet was appointed to the Company's Audit Committee and Compensation Committee.

Mr. Christenson, 64, has served as Chief Executive Officer of the Company since July 2023. Previously, Mr. Christenson served as a Managing Partner at Mayten Research, a private investment and advisory firm, from 2022 to 2023. Prior to that, Mr. Christenson served as the President and Chief Operating Officer of New Relic, Inc., a cloud-based observability platform that engineers use to build and manage enterprise systems, from October 2019 to June 2021, and as a member of New Relic, Inc.’s Board of Directors from August 2018 to June 2021. Mr. Christenson also served as a Managing Director at Allen & Company, a private investment banking firm, from 2010 until December 2019, where he provided advice and investment banking services to companies in the software sector. From 2005 to 2010, Mr. Christenson served in various roles at CA, Inc., an enterprise systems management and security software company, most recently as President and Chief Operating Officer. Prior to joining CA, Inc., Mr. Christenson was an investment banker at Salomon Brothers, Inc. and its successor firm, Citigroup Global Markets, Inc., from 1987 to 2004. Mr. Christenson also previously served on the Board of Directors of LogMeIn, Inc., a provider of cloud-based communications, collaboration, identity management, and customer support software, from 2010 to 2019.

Ms. Sweet, 49, has been a director of MediaAlpha, Inc., since the completion of its initial public offering in October 2020, and serves as the chair of that company's Audit Committee. MediaAlpha uses technology and data science to help businesses optimize their customer acquisition efforts. Ms. Sweet also serves as an advisor to private technology companies. From May 2019 to June 2021, Ms. Sweet served as the Chief People Officer at Snap Inc., a camera company and owner of the application Snapchat. Prior to that, Ms. Sweet served as Snap’s interim Chief Financial Officer from January 2019 to May 2019, as Chief Accounting Officer from October 2017 to September 2019, and as Controller from June 2016 to October 2017. During her tenure in these roles, Ms. Sweet was integrally involved in developing and implementing best practices across Snap’s accounting and financial reporting functions. Prior to Snap, Ms. Sweet served as Controller and Chief Accounting Officer at AOL. She has also held the positions of Senior Director, External Reporting at Freddie Mac and Senior Manager, Internal Audit at Marriott International. Ms. Sweet received a B.S. in Accounting from George Mason University.

Mr. Christenson will not receive any additional compensation for his services as director, and information regarding his compensation for services as the Company's Chief Executive Officer was presented in the Company's Current Report on Form 8-K, filed by the Company with the U.S. Securities and Exchange Commission ("SEC") on June 20, 2023. As a non-employee director, Ms. Sweet will receive the standard compensation provided by the Company to its non-employee directors, as most recently disclosed in Exhibit 10.14 to the Company's Quarterly Report on Form 10-Q, filed by the Company with the SEC on August 4, 2023. There is no arrangement or understanding between either Mr. Christenson or Ms. Sweet and any other persons pursuant to which either was selected as a director, and neither Mr. Christenson nor Ms. Sweet have a direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. The board has affirmatively determined that Ms. Sweet is an independent director in accordance with the listing standards of The New York Stock Exchange and the regulations promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

Item 7.01 Regulation FD Disclosure.

On October 25, 2023, the Company issued a press release announcing the matters disclosed above under Item 5.02. A copy of such press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. The information provided in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall such information be deemed to be incorporated by reference into any future registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release dated October 25, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Entravision Communications Corporation

Date:	October 25, 2023	By:	/s/ Michael J. Christenson
Michael J. Christenson, Chief Executive Officer